EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Meritage Homes Corporation (the “Company”) for the period ending September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, to the best of our knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MERITAGE HOMES CORPORATION, a Maryland Corporation

By:	/s/ Phillippe Lord
Phillippe Lord Chief Executive Officer (Principal Executive Officer)

October 31, 2024

By:	/s/ Hilla Sferruzza
Hilla Sferruzza Executive Vice President and Chief Financial Officer (Principal Financial Officer)

October 31, 2024